                                                                   Exhibit 99(b)

                           Rental Schedule No. D-3RN1
                                 Amendment No. 1
                                   Page 1 of 2
                                 August 27, 1997

Equis Financial Group
98 North Washington Street
Boston, MA 02114

Rental Schedule No. D-3 dated July 8, 1992 by and between AFG Investment Trust A, as managed by Equis Financial Group Limited Partnership ("Equis") with remittance to be made to Equis, ("Lessor") and General Motors Corporation ("Lessee") is hereby amended as follows:

Equis Financial Group will manage this Rental Schedule and the assets assigned hereunder. All payments are to be remitted to the following address: Equis Financial Group, P0 Box 360178, Pittsburgh, PA 15251.

The Purchase Order Number assigned to this Rental Schedule by General Motors is:
_______________.

Effective October 1, 1997 Lessee elects to extend the lease of the equipment listed on the attached Schedule B for an additional thirty-six (36) months at a Monthly Rental Charge of $2,500.00. The Stipulated Loss Value for the Equipment during the Renewal Lease Term shall be equal to fifty-five percent of the original equipment cost for each item of equipment.

Except as provided for in this Amendment No. 1, all other terms and conditions heretofore in effect remain unchanged. In the event of a conflict between the terms and conditions of this Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

GENERAL MOTORS CORPORATION                             AFG INVESTMENT TRUST A
POWERTRAIN GROUP                                       By: AFG ASIT Corporation
                                                       Title: Managing Trustee


By: /s/ Marsha L. Smith                                By: /s/ Gail D. Ofgant
    --------------------                                   ---------------------

Name: Marsha L. Smith                                  Name: Gail D. Ofgant
      ------------------                                     -------------------

Title: Buyer                                           Title: Vice-President
       -----------------                                      ------------------

Date: 9-2-97                                           Date: 9-8-97
      ------------------                                     -------------------

Counterpart No. 1 of 2 manually serial number executed counterparts. To the extent that this Rental Schedule No. D-3RN1 constitutes chattel paper under the Uniform Commercial Code, no security interest in this Lease may be created through the transfer and possession of any Counterpart other than Counterpart No. 1.

LLR41D-01                     EQUIS FINANCIAL GROUP   8/27/97   10:00:06  PAGE 1

                        Schedule B Equipment Description

           RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBERS: D-3RN1

LESSEE: GENERAL MOTORS CORPORATION

LESSOR: EQUIS FINANCIAL GROUP

                                                                                                    Acceptance
Equipment Cost        Serial Number  Year Manufacturer         Model             Type               Date
----------------------------------------------------------------------------------------------------------------------
         209,916.00   828BC00422          VME MICHIGAN         L-190B            WHEEL LOADER       10/01/1997
-------------------
         209,916.00   Total for Location SAGINAW MALLEABLE PLANT      SAGINAW                MI 48605

-------------------
-------------------
         209,916.00   Total Equipment Cost

L2R13D                     EQUIS FINANCIAL GROUP       8/27/97   9:03:18  PAGE 1

                        ASSET ACTIVITY CHECKLIST REPORT

PREPARED BY: DAVID LUCCI

APPROVALS: /s/ GDO         /
           ---------------   --------------

(X) RENEWAL LEASE                                                             ( ) CASUALTY AT STIPULATED LOSS VALUE
( ) SALE TO ORIGINAL USER                                                     ( ) EARLY TERMINATION
( ) SALE TO THIRD PARTY USER                                                  ( ) WAREHOUSE OF ASSETS
                                                                              ( ) OTHER ______________________________

PRIMARY TERM DATA

ORIGINAL LESSEE                 GENERAL MOTORS CORPORATION
STREET ADDRESS 1                POWERTRAIN DIVISION
STREET ADDRESS 2                PO BOX 5073
CITY, STATE, ZIP                SAGINAW                    MI 486055073
CONTACT NAME                    JAMES C CARROLL
PHONE NUMBER                    517-757-1402              FAX NUMBER  517-757-1920

MASTER LEASE NUMBER             9205MIG459
LEASE DATE                      5/27/1992
RENTAL SCHEDULE                 D-3
START DATE                      8/01/1992
EXPIRATION DATE                 7/31/1997
PAYMENT FREQUENCY               M/ADV
LEASE RATE FACTOR               .017854000
ASSUMED DEBT RATE               7.1000
TREASURY RATE                   5.60
LENDER/LOAN NUMBER
EQUITY OWNER(S)                 1071
                                100.000000000

1 ( ) ORIGINAL TITLES                                                       3 ( ) STOP BILL FORM
2 (X) PRODUCE IRR REPORT                                                    4 ( ) COLLATERAL DOCS REQUESTED

I.   WAREHOUSE DATA (SEE ATTACHED EQUIPMENT LIST)

WAREHOUSE COST         $__________________

DATE WAREHOUSED        ___________________                                  STOP BILL DATE        _________________

L2R13D                     EQUIS FINANCIAL GROUP       8/27/97   9:03:18  PAGE 2

                        ASSET ACTIVITY CHECKLIST REPORT

II. EQUIPMENT SALE DATA (SEE ATTACHED EQUIPMENT AND PRICE LIST)

NEW LESSER OR BUYER
STREET ADDRESS 1
STREET ADDRESS 2
CITY, STATE, ZIP
CONTACT NAME
PHONE NUMBER                                             FAX NUMBER

SALE TYPE                   ES      LB      OS      RB

TAX EXEMPTION STATUS        YES     NO                                    EXEMPTION NUMBER

TOTAL SALE PRICE                        $__________________               BROKERAGE FEE            $_______________

SALE DATE/STOP BILL DATE                 __________________

1 ( ) CREATE MEMO CODE                                                    6 ( ) CHANGE MEMO CODE
2 ( ) AS/400 INPUT                                                        7 ( ) DELIVERY INSTRUCTIONS
3 ( ) MISCELLANEOUS INVOICE                                               S ( ) REMOVE RS COUNTERPART IF ALL ASSETS SOLD
4 ( ) PRODUCE DOCUMENTS/SEND TO BUYER                                     9 ( ) PREP FOR SCANNING
5 ( ) RECEIPT OF PAYMENT                                                 10 ( ) FINAL DOCUMENTS TO BUYER

III. RENEWAL DATA (ATF MAY NEED TO BE CREATED)

NEW RENTAL SCHEDULE                          D-3RN1                       TERM                           36
                                        -------------------                                        ----------------
START DATE                                  10/01/97                      EXPIRATION DATE             9/30/00
                                        -------------------                                        ----------------
PAYMENT FREQUENCY                       M/ADV[CIRCLED]  Q/ADV   S/ADV   M/ARR   Q/ARR   S/APR    A/ARR

STIPULATED LOSS VALUE                   $ 115,453.80 = 55%                LRF/RENT                 $2,500.00 = .011909526
                                        -------------------                                        ----------------
SEND DOCUMENTS TO LESSEE                                                  END OF LEASE OPTIONS     Renew, Return, Purchase
                                        -------------------                                        ----------------
1 (X) AS/400 INPUT                                                        5 (X) ACTIVATION REPORT
2 (X) UPDATE EQUITY OWNER                                                 6 (X) PREP FOR SCANNING
3 (X) PRODUCE DOCUMENTS/SEND TO LESSEE                                    7 (X) FINAL DOCUMENTS TO LESSEE mailed 9/10/97
4 (X) REQUEST UPDATED INSURANCE

IV. NOTES, COMMENTS AND OTHER INFORMATION

                Lessee has early termination right @ 58% of OEC
                -----------------------------------------------

                -----------------------------------------------

L2R14D                        EQUIS FINANCIAL GROUP   8/27/97    9:03:26  PAGE 1

                 ASSET ACTIVITY REPORT - EQUIPMENT DESCRIPTION

LESSEE: GENERAL MOTORS CORPORATION
RENTAL SCHEDULE: D-3

Asset      Equipment Cost      Serial Number      Manufacturer            Model      Type              Status    Bill Code
--------------------------------------------------------------------------------------------------------------------------
0005526        267,894.00      324TDC-74672       VME MICHIGAN            R-35        DUMP TRUCK       LEASE     MI004
0005527        209,916.00      828BC00422         VME MICHIGAN            L-190B      WHEEL LOADER     LEASE     MI004
         ----------------
               477,800.00      Total for Location SAGINAW MALLEABLE PLANT     SAGINAW          MI 48605    CODE MI004

         ----------------
         ----------------
               477,800.00      Total Equipment Cost

                              ** END OF REPORT **

                                Print Key Output                          Page 1
  5763SS1 V3R2MO 960517               AFGBOS50                08/27/97  09:20:17

  Display Device ........: DLUCCIS2
  User...................: DLUCCI

L2S10B-02             Internal Rate of Return Inquiry           8/27/97  9:19:25

Lessee code .... : GMCPD               Primary rents ..... :     511,895.40
Rental schedule  : D-3                 Renewal rents ..... :      90,000.00
Start date ..... :  8/01/1992          Interim billing ... :       8,643.47
Expiration date  : 10/01/2000          Continuous billing  :       8,531.60
Original OEC ... :    477,800.00       Misc. billing ..... :            .00
Current OEC .... :    477,800.00       Disposals ......... :            .00
IRR ............ :  8.348 %

                               Projected Revenue

Start date ...... 10/01/2000           End date .......... :
Periodic payment              .00      Number of payments         0

Disposal proceeds             .00      Advance/Arrears ...      V=Adv R=Arr
Billing frequency   M=Monthly, Q=Quarterly, S=Semi-Annual, A=Annual

                       Projected IRR ....... :    .000 %

F1=Help F3=Exit F12=Cancel

[GM LOGO] POWERTRAIN

August 22, 1997

David P. Lucci
Equis Financial Group
88 Broad Streeet
Boston, MA 02110

Re: Schedule D-3
    Michigan Wheel Loader

Dear Dave:

I have received your response to my target letter of August 14, 1997 for the above referenced equipment. In light of the fact that Equis has made an exception to renew only a portion of this schedule contrary to the Master Lease agreement, General Motors is willing in this case to accept your initial proposal for a renewal rate of $2500 per month.

Please proceed accordingly to process the necessary paperwork to renew this schedule effective 8-1-97. Please call me if you have any questions.

                                   Sincerely,


                                   /s/ Marsha Smith

                                   Marsha Smith
                                   Buyer
                                   GM Worldwide Purchasing-Indirect/M&E


      GM POWERTRAIN GROUP o General Motors Corporation o 902 East Hamilton
                             o Flint, Michigan 48550

Keith Bainbridge________________________________________________________________
                                                     Asset Management Consulting

August 19, 1997

Steven LaSpina
Equis Financial Group
88 Broad Street
Boston MA 02110

                                     Invoice

Re: GM Power Train Division Lease Terminations for Sept 30, 1997

For professional services rendered:

                  Travel to Saginaw, MI for inspection, evaluation and deferred maintenance estimate. Inspect two units (1) 92 Michigan L-190 S/No. 828BC00422 & (2) 92 Euclid R-35 S/No. 324TDC74672.
                  Discussion of deferred maintenance. Return to office for
                  research and report           $2,250.00

                  Expenses                      $1,079.50

                                       Total:      $3,329.50

      Please pay invoice within 15 days of receipt

Thank you for the opportunity to be of service

17 Strawberry Hill Road o Hilton Head Island, SC 29928 o 803-686-6399
o FAX 803-686-6413

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. A--25

This RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE, dated as of November 11, 1991, between American Finance Group ("Lessor") and General Motors Corporation ("Lessee") incorporates by reference the terms and conditions of Master Lease Agreement No. 9002MIG399 dated as of April 17, 1990 (the "Master Lease"). Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the following described items of Equipment for the Lease Term and at the Basic Rent payable on the Payment Dates hereinafter set forth, on the terms and conditions set forth in the Master Lease.

1. EQUIPMENT

         Description
         (Manufacturer,
Item     Type, Model and                 Equipment         Redelivery                         Acceptance
Qty      Serial Number)                    Cost            Charge              Location          Date
----     ----------------------          ---------         ----------          --------       ----------
   20    Raymond Forklifts               $610,418.00       $39,554.89          See Attached
         as further described                                                  Schedule A
         on the attached
         Schedule A and
         vendor Invoices

         Total Equipment Cost:           $610,418.00
         Total Redelivery Charge:         $39,554.89
         TOTAL RENT BASE COST:           $649,972.89
                                         -----------

Lessee Billing Location:  Kenneth Kirt, Service Parts Operations,
                          General Motors Corporation, 6060 W. Bristol
                          Flint, MI 48554-2720

2. LEASE TERM

The Lease Term is for an Interim Term commencing on the date of acceptance of the Equipment for lease, as set forth above, and continuing through and including November 30, 1991 and for a Primary Term of 60 months, commencing on December 1, 1991 and continuing through and including the Expiration Date of November 30, 1996.

3. BASIC RENT. FILING FEES. PAYMENT DATES.

Interim Term Basic Rent is due and payable in full on the first day of the Primary Term. Basic Rent for the Primary Term is due and payable in 60 payments of $11,301.34 each commencing on December 1, 1991 and continuing monthly in advance thereafter, through and including November 1, 1996. Lessee shall also pay to Lessor $60.00 as reimbursement for fees owed by Lessor relating to Uniform Commercial Code Financing Statements to be filed in connection with the acquisition of the Equipment. Such fees shall be due and payable on December 1, 1991.

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. A-25
                                    PAGE TWO

      Interim Term Basic Rent is computed by multiplying the Total Rent Base Cost by the Per Diem Lease Rate set forth below and multiplying the product by the number of days in the Interim Term. Primary Term Basic Rent is computed by multiplying the Total Rent Base Cost by the Periodic Lease Rate set forth below.

                          Per Diem Lease Rate: .0005796
                          Periodic Lease Rate: .0178374

4. SPECIAL RETURN CONDITIONS

In furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in Section 11 of the Master Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Master Lease and in compliance with the following special return conditions:

      1.    When loaded to its rated capacity, each Unit shall:

            (a) Start under its own power and idle without water or fuel leaks.

            (b) Move through its normal speed ranges in both forward and reverse, in normal operating manner.

            (c)   Steer normally right and left in both forward and reverse.

            (d) Be able to stop with its service brakes within a safe distance, in both forward and reverse.

            (e) Lift, lower, and tilt normally with and without a load a minimum of three (3) times. Carriage, lift chains and channel assembly shall be in working condition, normal wear and tear excepted.

            (f) Electric trucks, if purchased with batteries, must be returned with batteries that are capable of sustaining a charge that will permit use of the equipment based on GMSPO average application for a given Unit for a four (4) hour shift.

      2. Each Unit's attachment(s), if any, shall perform all of its required functions, and each Unit's horn, parking brake, and lights shall be operational.

      3. Each tire for each Unit shall have at least twenty-five percent (25%) remaining tread.

      4. Each Unit shall be complete with all originally-installed parts and pieces or suitable substitutes therefor.

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. A-25
                                   PAGE THREE

5. ACCEPTANCE CERTIFICATE

      Lessee hereby represents, warrants and certifies (a) that the Equipment described herein has been delivered to and inspected and found satisfactory by Lessee and is accepted for Lease by Lessee under this Rental Schedule and the Master Lease as incorporated herein by reference, as of the Acceptance Date set forth above; (b) all items of Equipment are new and unused as of the Acceptance Date, except as otherwise specified above, and (c) the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof.

6. ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      This Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. To the extent any of the terms and conditions set forth in this Rental Schedule conflict with or are inconsistent with the Master Lease, this Rental Schedule shall govern and control. No amendment, modification or waiver of this Rental Schedule or the Master Lease will be effective unless evidenced by a writing signed by the party to be charged. This Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Rental Schedule and Acceptance Certificate to be executed and delivered by their duly authorized representatives as of the date first above written.

AMERICAN FINANCE GROUP                      GENERAL MOTORS CORPORATION
Lessor                                      Lessee


By /s/ [ILLEGIBLE]                          By /s/ [ILLEGIBLE]
   ------------------------------              ------------------------------

Title Vice President                        Title Sr. Buyer
      ---------------------------                 ---------------------------

                                            By /s/ [ILLEGIBLE]
                                               ------------------------------

                                                  Director, Supplier
                                            Title Development/Purchasing
                                                  ---------------------------

COUNTERPART NO 2 OF 3 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

3228i/3

03/91                     General Motors Corporation                      Page 1
                                   Schedule A

Vendor Name               Invoice number  P.O. Number  Unit cost    Serial Number   Eqpt. Manufacturer    Eqpt. Model
------------------------  --------------  -----------  -----------  -------------   ------------------    -----------
                                                          1,744.19
                                                          1,744.19
                                                          5,813.95
                                                         30,252.56
Andersen & Associates In  804716          11393AFG-G     28,925.38   15205714       Raymond               152-0PC30TT
Andersen & Associates In  804716          11393AFG-G     28,925.38   15205715       Raymond               152-0PC30TT
Andersen & Associates In  804716          11393AFG-G     28,925.38   15205716       Raymond               152-0PC30TT
Andersen & Associates In  804716          11393AFG-G     28,925.38   15205717       Raymond               152-0PC30TT
Andersen & Associates In  804716          11393AFG-G     28,925.38   15205718       Raymond               152-0PC30TT
Andersen & Associates In  804716          11393AFG-G     28,925.38   15205719       Raymond               152-0PC30TT
Andersen & Associates In  804716          11393AFG-G     28,925.38   15205720       Raymond               152-0PC30TT
Andersen & Associates In  804716          11393AFG-G     28,925.38   15205721       Raymond               152-0PC30TT
Andersen & Associates In  804716          11393AFG-G     28,925.38   15205722       Raymond               152-0PC30TT
Andersen & Associates In  804716          11393AFG-G     28,925.38   15205723       Raymond               152-0PC30TT
Andersen & Associates In  804716          11393AFG-G     28,925.38   15205724       Raymond               152-0PC30TT
Andersen & Associates In  804716          11393AFG-G     28,925.38   15205725       Raymond               152-0PC30TT
Andersen & Associates In  804716          11393AFG-G     28,925.38   15205726       Raymond               152-0PC30TT
Andersen & Associates In  804718          11393AFG-C     43,648.00   06004831       Raymond               060-C5-TT
Andersen & Associates In  804750          11393AFG-J     48,357.00   04005004       Raymond               040-R60TT
Andersen & Associates In  804802          11393AFG-A     28,476.60   16205730       Raymond               162-IS0P30TT
Andersen & Associates In  804802          11393AFG-A     28,476.60   16205731       Raymond               162-IS0P30TT
Andersen & Associates In  804802          11393AFG-A     28,476.60   16205732       Raymond               162-IS0P30TT
Andersen & Associates In  804802          11393AFG-A     28,476.60   16205733       Raymond               162-IS0P30TT
Andersen & Associates In  804802          11393AFG-A     28,476.60   16205734       Raymond               162-IS0P30TT
                                                       -----------
                                                       $649,972.83 = Total Cost per Rental Schedule A-25


Vendor Name               Invoice number     Eqpt. Type         City           State  Acceptance Date  R.S.#
------------------------  --------------     -----------------  -------------  -----  ---------------  -------
                                             REDELIVERY CHARGE  Pontiac        MI     12/01/91         A-25
                                             REDELIVERY CHARGE  Lansing        MI     12/01/91         A-25
                                             REDELIVERY CHARGE  Martinsburg    WV     12/01/91         A-25
                                             REDELIVERY CHARGE  Pontiac        MI     12/01/91         A-25
Andersen & Associates In  804716             FORKLIFT           Pontiac        MI     11/11/91         A-25
Andersen & Associates In  804716             FORKLIFT           Pontiac        MI     11/11/91         A-25
Andersen & Associates In  804716             FORKLIFT           Pontiac        MI     11/11/91         A-25
Andersen & Associates In  804716             FORKLIFT           Pontiac        MI     11/11/91         A-25
Andersen & Associates In  804716             FORKLIFT           Pontiac        MI     11/11/91         A-25
Andersen & Associates In  804716             FORKLIFT           Pontiac        MI     11/11/91         A-25
Andersen & Associates In  804716             FORKLIFT           Pontiac        MI     11/11/91         A-25
Andersen & Associates In  804716             FORKLIFT           Pontiac        MI     11/11/91         A-25
Andersen & Associates In  804716             FORKLIFT           Pontiac        MI     11/11/91         A-25
Andersen & Associates In  804716             FORKLIFT           Pontiac        MI     11/11/91         A-25
Andersen & Associates In  804716             FORKLIFT           Pontiac        MI     11/11/91         A-25
Andersen & Associates In  804716             FORKLIFT           Pontiac        MI     11/11/91         A-25
Andersen & Associates In  804716             FORKLIFT           Pontiac        MI     11/11/91         A-25
Andersen & Associates In  804718             FORKLIFT           Pontiac        MI     11/22/91         A-25
Andersen & Associates In  804750             FORKLIFT           Lansing        MI     11/12/91         A-25
Andersen & Associates In  804802             FORKLIFT           Martinsburg    WV     11/27/91         A-25
Andersen & Associates In  804802             FORKLIFT           Martinsburg    WV     11/27/91         A-25
Andersen & Associates In  804802             FORKLIFT           Martinsburg    WV     11/27/91         A-25
Andersen & Associates In  804802             FORKLIFT           Martinsburg    WV     11/27/91         A-25
Andersen & Associates In  804802             FORKLIFT           Martinsburg    WV     11/27/91         A-25

                           GENERAL MOTORS CORPORATION
                                   EXHIBIT ONE
                              RENTAL SCHEDULE A-25

                    (Stated as Percentage of Equipment Cost)

    AFTER
   PRIMARY
     TERM                           TERMINATION                      CASUALTY
  PAYMENT NO.                         BY SALE                         VALUE
--------------                     -------------                    ----------
  Prior to 1                                                          120.00
      1                                122.42                         119.42
      2                                121.83                         118.83
      3                                121.23                         118.23
      4                                120.63                         117.63
      5                                120.01                         117.01
      6                                119.39                         116.39
      7                                118.75                         115.75
      8                                118.11                         115.11
      9                                117.45                         114.45
     10                                116.79                         113.79
     11                                116.12                         113.12
     12                                115.43                         112.43
     13                                114.74                         111.74
     14                                114.04                         111.04
     15                                113.33                         110.33
     16                                112.60                         109.60
     17                                111.87                         108.87
     18                                111.12                         108.12
     19                                110.37                         107.37
     20                                109.60                         106.60
     21                                108.82                         105.82
     22                                108.03                         105.03
     23                                107.23                         104.23
     24                                106.42                         103.42
     25                                105.59                         102.59
     26                                104.76                         101.76
     27                                103.91                         100.91
     28                                103.05                         100.05
     29                                102.18                          99.18
     30                                101.29                          98.29
     31                                100.39                          97.39
     32                                 99.48                          96.48
     33                                 98.56                          95.56
     34                                 97.62                          94.62
     35                                 96.67                          93.67
     36                                 95.70                          92.70

                           GENERAL MOTORS CORPORATION
                                   EXHIBIT ONE
                              RENTAL SCHEDULE A-25


                 (Stated as Percentage of Equipment Cost)

    AFTER
   PRIMARY
     TERM                           TERMINATION                      CASUALTY
  PAYMENT NO.                         BY SALE                         VALUE
--------------                     -------------                    ----------
     37                                94.72                           91.72
     38                                93.73                           90.73
     39                                92.72                           89.72
     40                                91.70                           88.70
     41                                90.66                           87.66
     42                                89.61                           86.61
     43                                88.55                           85.55
     44                                87.46                           84.46
     45                                86.37                           83.37
     46                                85.26                           82.26
     47                                84.13                           81.13
     48                                82.98                           79.98
     49                                81.82                           78.82
     50                                80.65                           77.65
     51                                79.45                           76.45
     52                                78.24                           75.24
     53                                77.01                           74.01
     54                                75.77                           72.77
     55                                74.50                           71.50
     56                                73.22                           70.22
     57                                71.92                           68.92
     58                                70.61                           67.61
     59                                69.27                           66.27
     60                                68.00                           65.00

                           Rental Schedule No. A-25RN1
                                 Amendment No. 1
                                   Page 1 of 2
                                 October 1, 1996

Equis Financial Group
98 North Washington Street
Boston, MA 02114

Rental Schedule No. A-25 dated December 1, 1991 by and between AFG Investment Trust A, as managed by Equis Financial Group with remittance to be made to Equis Financial Group, ("Lessor") and General Motors Corporation ("Lessee") is hereby amended as follows:

Equis Financial Group will manage this Rental Schedule and the assets assigned hereunder. All payments are to be remitted to the following address: Equis Financial Group, P0 Box 360178, Pittsburgh, PA 15251.

The Purchase Order Number assigned to this Rental Schedule by General Motors is:
___________.

Effective December 1, 1996 Lessee elects to extend the lease of the equipment listed on the attached Schedule B for an additional twelve (12) months at a Monthly Rental Charge of $8,492.15. The Stipulated Loss Value for the Equipment during the Renewal Lease Term shall be equal to sixty percent of the original equipment cost for each item of equipment.

Except as provided for in this Amendment No. 1, all other terms and conditions heretofore in effect remain unchanged. In the event of a conflict between the terms and conditions of this Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

GENERAL MOTORS CORPORATION                   AFG INVESTMENT TRUST A
SERVICE PARTS OPERATIONS
                                             By: AFG ASIT Corporation
                                             Title: Managing Trustee


By: /s/ Eileen A. Gurko                      By: /s/ Gail Ofgant
    --------------------                         --------------------

Name: Eileen A. Gurko                        Name: Gail Ofgant
      ------------------                           ------------------

Title: Buyer                                 Title: Vice President
       -----------------                            -----------------

Date: 10/24/96                               Date: 10/25/96
      ------------------                           ------------------

Counterpart No. 1 of 2 manually serial number executed counterparts. To the extent that this Rental Schedule No. A-25RN1 constitutes chattel paper under the Uniform Commercial Code, no security interest in this Lease may be created through the transfer and possession of any Counterpart other than Counterpart No. 1.

LLR41D-01                  AMERICAN FINANCE GROUP        6/26/96 10:22:45 PAGE 1

                        Schedule B Equipment Description

           RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: A-25RHI

LESSEE: GENERAL MOTORS CORPORATION

LESSOR: AMERICAN FINANCE GROUP, INC.

                                                                                                           Acceptance
Equipment Cost      Serial Number           Year Manufacturer        Model          Type                   Date
--------------------------------------------------------------------------------------------------------------------------
        48,357.00   04005004                      RAYMOND            040-R60TT      FORKLIFT               12/01/1996
-----------------
        48,357.00   Total for Location 4400 W MOUNT HOPE RD          LANSING                   MI 48917

        28,925.39   15205714                      RAYMOND            152-0PC30TT    FORKLIFT               12/01/1996
        28,925.39   15205715                      RAYMOND            152-0PC30TT    FORKLIFT               12/01/1996
        28,925.39   15205716                      RAYMOND            152-0PC30TT    FORKLIFT               12/01/1996
        28,925.39   15205717                      RAYMOND            152-0PC30TT    FORKLIFT               12/01/1996
        28,925.39   15205718                      RAYMOND            152-0PC30TT    FORKLIFT               12/01/1996
        28,925.39   15205719                      RAYMOND            152-0PC30TT    FORKLIFT               12/01/1996
        28,925.38   15205720                      RAYMOND            152-0PC30TT    FORKLIFT               12/01/1996
        28,925.38   15205721                      RAYMOND            152-0PC30TT    FORKLIFT               12/01/1996
        28,925.38   15205722                      RAYMOND            152-0PC30TT    FORKLIFT               12/01/1996
        28,925.38   15205723                      RAYMOND            152-0PC30TT    FORKLIFT               12/01/1996
        28,925.38   15205726                      RAYMOND            152-0PC30TT    FORKLIFT               12/01/1996
        28,925.38   15205724                      RAYMOND            152-0PC30TT    FORKLIFT               12/01/1996
        28,925.38   15205725                      RAYMOND            152-0PC30TT    FORKLIFT               12/01/1996
        43,648.00   06004831                      RAYMOND            060-C50TT      FORKLIFT               12/01/1996
-----------------
       419,678.00   Total for Location 1251 JOSLYN RD                PONTIAC                   MI 48053

        28,476.60   16205730                      RAYMOND            162-IS0PC30TT  FORKLIFT               12/01/1996
        28,476.60   16205731                      RAYMOND            162-IS0PC30TT  FORKLIFT               12/01/1996
        28,476.60   16205732                      RAYMOND            162-IS0PC30TT  FORKLIFT               12/01/1996
        28,476.60   16205734                      RAYMOND            162-IS0PC30TT  FORKLIFT               12/01/1996
        28,476.60   16205733                      RAYMOND            162-IS0PC30TT  FORKLIFT               12/01/1996
-----------------
       142,383.00   Total for Location 1000 WARM SPRINGS             MARTINSBURG               WV 25401
-----------------
-----------------
       610,418.00   Total Equipment Cost

  RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A-31 (the "Rental Schedule")
                           DATED AS OF MARCH 12, 1992
          TO MASTER LEASE AGREEMENT NO. 9002MIG399 (the "Master Lease")
                           DATED AS OF APRIL 17, 1990

LESSOR                                                LESSEE
AMERICAN FINANCE GROUP                                GENERAL MOTORS CORPORATION
EXCHANGE PLACE                                        6060 WEST BRISTOL ROAD
BOSTON, MA 02109                                      FLINT, MI 48554-2720

1.    LEASE TERM. PAYMENT DATES.

      This Rental Schedule, between Lessor and Lessee incorporates by reference the terms and conditions of the Master Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Lease Term and at the Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Master Lease. Lessee shall also pay to Lessor a fee in the amount indicated on the attached Schedule A under the heading "Documentation Fee" as reimbursement for fees owed by Lessor relating to Uniform Commercial Code Financing Statements to be filed in connection with the acquisition of the Equipment. Such fees shall be due and payable on the Payment Commencement Date.

2.    BASIC RENT.

      Interim Term Basic Rent is computed by multiplying the Total Equipment Cost by the Per Diem Lease Rate set forth on the attached Schedule A and multiplying the product by the number of days in the Interim Term. Primary Term Basic Rent is computed by multiplying the Total Equipment Cost by the Periodic Lease Rate set forth on the attached Schedule A.

3.    SPECIAL RETURN CONDITIONS.

In furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in Section 11 of the Master Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Master Lease and in compliance with the following special return conditions:

      1.    When loaded to its rated capacity, each Unit shall:

            (a) Start under its own power and idle without water or fuel leaks.

            (b) Move through its normal speed ranges in both forward and reverse, in normal operating manner.

            (c)   Steer normally right and left in both forward and reverse.

               RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A-31
                                    PAGE TWO

            (d) Be able to stop with its service brakes within a safe distance, in both forward and reverse.

            (e) Lift, lower, and tilt normally with and without a load a minimum of three (3) times. Carriage, lift chains and channel assembly shall be In working condition, normal wear and tear excepted.

            (f) Electric trucks, if purchased with batteries, must be returned with batteries that are capable of sustaining a charge that will permit use of the equipment based on GMSPO average application for a given Unit for a four (4) hour shift.

      2. Each Unit's attachment(s), if any, shall perform all of its required functions, and each Unit's horn, parking brake, and lights shall be operational.

      3. Each tire for each Unit shall have at least twenty-five percent (25%) remaining tread.

      4. Each Unit shall be complete with all originally-installed parts and pieces or suitable substitutes therefor.

4.    ACCEPTANCE CERTIFICATE.

      Lessee hereby represents, warrants and certifies (a) that the Equipment described herein has been delivered to and inspected and found satisfactory by Lessee and is accepted for lease by Lessee under this Rental Schedule and the Master Lease as incorporated herein by reference, as of the Acceptance Date set forth above; (b) all items of Equipment are new and unused as of the Acceptance Date, except as otherwise specified above; (c) the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof; (d) Lessor has furnished, and Lessee has reviewed and hereby approves of the terms of, Lessor's purchase order, purchase contract, or other instrument evidencing Lessor's purchase of the Equipment, including any manufacturer or vendor warranties contained therein; and (e) unless otherwise specified above, the Equipment is not a fixture or accession to any real or personal property including any other property owned by Lessor.

5.    ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      This Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease. To the extent any of the terms and conditions set forth in this Rental Schedule conflict with or are inconsistent with the Master Lease, this Rental Schedule shall govern and control. No amendment, modification or waiver of this Rental Schedule or the Master Lease will be effective unless evidenced by a writing signed by the party to be charged.

               RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A-31
                                   PAGE THREE

      This Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Rental Schedule and Acceptance Certificate to be executed and delivered by their duly authorized representatives as of the date first above written.


AMERICAN FINANCE GROUP                      GENERAL MOTORS CORPORATION
Lessor                                      Lessee


By /s/ [ILLEGIBLE]                          By /s/ [ILLEGIBLE]
   ------------------------------              ------------------------------

Title Vice President                        Title Buyer
      ---------------------------                 ---------------------------

                                            By /s/ [ILLEGIBLE]
                                               ------------------------------

                                                  Director, Supplier
                                            Title  Development/Purchasing
                                                  ---------------------------

COUNTERPART NO. 2 OF 3 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

3497i

                     Schedule A - Rental Schedule Economics

LESSEE: GENERAL MOTORS CORPORATION
LESSOR: AMERICAN FINANCE GROUP
RENTAL SCHEDULE:                                                 A-31
LEASE TERM (months):                                                          60
PRIMARY START DATE:                                                    4/01/1992
LEASE EXPIRATION DATE:                                                 3/31/1997
PAYMENT FREQUENCY:                                                       MONTHLY
ADVANCE/ARREARS:                                                         ADVANCE
LEASE RATE:                                                             .0175000
PER DIEM LEASE RATE:                                                    .0005833
PERIODIC RENT:                                                         $3,401.87
NUMBER OF PAYMENTS:                                                          060
TOTAL INTERIM RENT:                                                    $3,170.23
PAYMENT COMMENCEMENT DATE:                                             4/01/1992
TOTAL EQUIPMENT COST:                                                $194,392.74
DOCUMENTATION FEE:                                                        $87.00
                                                                     -----------

/s/ [ILLEGIBLE]      LESSEE INITIALS
---------------------

/s/ [ILLEGIBLE]      LESSOR INITIALS
---------------------

LLR80D                                                   3/12/92 16:03:03 PAGE 1

                             AMERICAN FINANCE GROUP

                        SCHEDULE B EQUIPMENT DESCRIPTION

             RENTAL SCHEDULE NO ACCEPTANCE CERTIFICATE NUMBER: A-31

LESSEE: GENERAL MOTORS CORPORATION

LESSOR: AMERICAN FINANCE GROUP

                                                                                       ACCEPTANCE
EQUIPMENT COST   SERIAL NUMBER   YEAR MANUFACTURER    MODEL         TYPE               DATE    STREET             CITY      ST ZIP
------------------------------------------------------------------------------------------------------------------------------------
       23,500.00 C10SV16035M           HYSTER         130XL         FORKLIFT           3/04/92 BENSALEM PLANT     BENSALEM  PA 19020
       23,500.00 C10SV16036M           HYSTER         E50XL         FORKLIFT           3/04/92 BENSALEM PLANT     BENSALEM  PA 19020
       23,500.00 C10SV16037M           HYSTER         E50XL         FORKLIFT           3/04192 BENSALEM PLANT     BENSALEM  PA 19020
        2,674.00 HR-33360-2-01         YUASA-EXIDE    LH3-18-1000B  CHARGER            3/04/92 BENSALEM PLANT     BENSALEM  PA 19020
        2,674.00 HR-33360-2-02         YUASA-EXIDE    LH3-18-1000D  CHARGER            3/04/92 BENSALEM PLANT     BENSALEM  PA 19020
        2,674.00 HR-33360-2-03         YUASA-EXIDE    LH3-18-1000D  CHARGER            3/04/92 BENSALEM PLANT     BENSALEM  PA 19020
        2,537.00 HR-33360-1-01         YUASA-EXIDE    10-E95-23     BATTERY            3/04/92 BENSALEM PLANT     BENSALEM  PA 19020
        2,337.00 HR-33360-1-02         YUASA-EXIDE    10-E95-23     BATTERY            3/04/92 BENSALEM PLANT     BENSALEM  PA 19020
        2,537.00 HR-33360-1-03         YUASA-EXIDE    18-E95-23     BATTERY            3/04/92 BENSALEM PLANT     BENSALEM  PH 19020
        2,537.00 HR-33360-1-04         YUASA-EXIDE    18-E95-23     BATTERY            3/04/92 BENSALEM PLANT     BENSALEM  PA 19020
        2,537.00 HR-33360-1-05         YUASA-EXIDE    18-E95-23     BATTERY            3/04/92 BENSALEM PLANT     BENSALEM  PH 19020
       23,000.00 C10SV16034M           HYSTER         E50XL         FORKLIFT           3/02/92 6060 W BRISTOL RD  FLINT     MI 48554
       23,500.00 C10SV16032M           HYSTER         E30XL         FORKLIFT           3/02/92 6060 W BRISTOL RD  FLINT     MI 48554
       23,500.00 C10SV16033M           HYSTER         E30XL         FORKLIFT           3/02/92 6060 W BRISTOL RD  FLINT     MI 48554
        2,525.00 HR-33350-1-01         YUASA-EXIDE    18-E95-23     BATTERY            3/02/92 6060 W BRISTOL RD  FLINT     MI 48554
        2,525.00 HR-33350-1-02         YUASA-EXIDE    18-E95-23     BATTERY            3/02/92 6060 W BRISTOL RD  FLINT     MI 48554
        2,525.00 HR-33350-1-03         YUASA-EXIDE    18-E95-23     BATTERY            3/02/92 6060 W BRISTOL RD  FLINT     MI 48554
        2,525.00 HR-33350-1-04         YUASA-EXIDE    18-E95-23     BATTERY            3/02/92 6060 W BRISTOL RD  FLINT     MI 48554
        2,525.00 HR-33350-1-05         YUASA-EXIDE    18-E95-23     BATTERY            3/02/92 6060 W BRISTOL RD  FLINT     MI 48554
        2,674.00 HR-33350-2-01         YUASA-EXIDE    LN3-18-1000B  CHARGER            3/02/92 6060 W BRISTOL RD  FLINT     MI 48554
        2,474.00 HR-33350-2-02         YUASA-EXIDE    LN3-18-1000B  CHARGER            3/02/92 6060 W BRISTOL RD  FLINT     MI 48554
        2,674.00 HR-33350-2-03         YUASA-EXIDE    LN3-18-1000B  CHARGER            3/02/92 6060 W BRISTOL RD  FLINT     MI 48554
        2,537.00 HR-33360-1-04         YUASA-EXIDE    18-E85-23     BATTERY            3/04/92 BENSALEM PLANT     BENSALEM  PA 19020
        2,525.00 HR-33350-1-04         YUASA-EXIDE    18-E85-23     BATTERY            3/02/92 6060 W BRISTOL RD  FLINT     NJ 48554
        3,488.37                       REDELIVERY CHARGE            REDELIVERY CHARGE  3/04/92 BENSALEM PLANT     BENSALEM  PA 19020
        3,466.37                       REDELIVERY CHARGE            REDELIVERY CHARGE  3/02/92 6060 W BRISTOL RD  FLINT     MI 48554
----------
     $194,392.74 TOTAL EQUIPMENT COST

                           GENERAL MOTORS CORPORATION
                                   EXHIBIT ONE
                              RENTAL SCHEDULE A-31

                    (Stated as Percentage of Equipment Cost)

   AFTER
  PRIMARY
   TERM                    TERMINATION                       CASUALTY
 PAYMENT NO.                 BY SALE                           VALUE
 -----------                 -------                           -----
 Prior to 1                                                   120.00
      1                       122.42                          119.42
      2                       121.83                          118.83
      3                       121.23                          118.23
      4                       120.63                          117.63
      5                       120.01                          117.01
      6                       119.38                          116.38
      7                       118.75                          115.75
      8                       118.11                          115.11
      9                       117.45                          114.45
     10                       116.79                          113.79
     11                       116.12                          113.12
     12                       115.44                          112.44
     13                       114.74                          111.74
     14                       114.04                          111.04
     15                       113.33                          110.33
     16                       112.60                          109.60
     17                       111.87                          108.87
     18                       111.13                          108.13
     19                       110.37                          107.37
     20                       109.60                          106.60
     21                       108.82                          105.82
     22                       108.04                          105.04
     23                       107.23                          104.23
     24                       106.42                          103.42
     25                       105.60                          102.60
     26                       104.76                          101.76
     27                       103.91                          100.91
     28                       103.05                          100.05
     29                       102.18                           99.18
     30                       101.29                           98.29
     31                       100.40                           97.40
     32                        99.48                           96.48
     33                        98.56                           95.56
     34                        97.62                           94.62
     35                        96.67                           93.67
     36                        95.70                           92.70

                           GENERAL MOTORS CORPORATION
                                   EXHIBIT ONE
                              RENTAL SCHEDULE A-31

                    (Stated as Percentage of Equipment Cost)

   AFTER
  PRIMARY
   TERM                    TERMINATION                       CASUALTY
 PAYMENT NO.                 BY SALE                           VALUE
 -----------                 -------                           -----
     37                       94.73                            91.73
     38                       93.73                            90.73
     39                       92.73                            89.73
     40                       91.70                            88.70
     41                       90.67                            87.67
     42                       89.62                            86.62
     43                       88.55                            85.55
     44                       87.47                            84.47
     45                       86.37                            83.37
     46                       85.26                            82.26
     47                       84.13                            81.13
     48                       82.98                            79.98
     49                       81.82                            78.82
     50                       80.65                            77.65
     51                       79.45                            76.45
     52                       78.24                            75.24
     53                       77.01                            74.01
     54                       75.77                            72.77
     55                       74.50                            71.50
     56                       73.22                            70.22
     57                       71.92                            68.92
     58                       70.60                            67.60
     59                       69.27                            66.27
     60                       68.00                            65.00

   RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A-32 (the "Rental Schedule")
                           DATED AS OF MARCH 1, 1992
         TO MASTER LEASE AGREEMENT NO. 9002MIG399 (the "Master Lease")
                           DATED AS OF APRIL 17, 1990

LESSOR                                  LESSEE

AMERICAN FINANCE GROUP                  GENERAL MOTORS CORPORATION
EXCHANGE PLACE                          6060 WEST BRISTOL ROAD
BOSTON, MA 02109                        FLINT, MI 48554-2720

1. LEASE TERM. PAYMENT DATES.

     This Rental Schedule, between Lessor and Lessee incorporates by reference the terms and conditions of the Master Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Lease Term and at the Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Master Lease. Lessee shall also pay to Lessor a fee in the amount indicated on the attached Schedule A under the heading "Documentation Fee" as reimbursement for fees owed by Lessor relating to Uniform Commercial Code Financing Statements to be filed in connection with the acquisition of the Equipment. Such fees shall be due and payable on the Payment Commencement Date.

2. BASIC RENT.

     Interim Term Basic Rent is computed by multiplying the Total Equipment Cost by the Per Diem Lease Rate set forth on the attached Schedule A and multiplying the product by the number of days in the Interim Term. Primary Term Basic Rent is computed by multiplying the Total Equipment Cost by the Periodic Lease Rate set forth on the attached Schedule A.

3. SPECIAL RETURN CONDITIONS.

In furtherance, and not in limitation of, the use, maintenance and return conditions for the equipment set forth in Section 11 of the Master Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Master Lease and in compliance with the following special return conditions:

     1.   When loaded to its rated capacity, each Unit shall:

          (a)  Start under its own power and idle without water or fuel leaks.

          (b) Move through its normal speed ranges in both forward and reverse, in normal operating manner.

          (c)  Steer normally right and left in both forward and reverse.

              RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A-32
                                    PAGE TWO

          (d) Be able to stop with its service brakes within a safe distance, in both forward and reverse.

          (e) Lift, lower, and tilt normally with and without a load a minimum of three (3) times. Carriage, lift chains and channel assembly shall be in working condition, normal wear and tear excepted.

          (f) Electric trucks, if purchased with batteries, must be returned with batteries that are capable of sustaining a charge that will permit use of the equipment based on GMSPO average application for a given Unit for a four (4) hour shift.

     2. Each Unit's attachment(s), if any, shall perform all of its required functions, and each Unit's horn, parking brake, and lights shall be operational.

     3. Each tire for each Unit shall have at least twenty-five percent (25%) remaining tread.

     4. Each Unit shall be complete with all originally-installed parts and pieces or suitable substitutes therefor.

4. ACCEPTANCE CERTIFICATE.

     Lessee hereby represents, warrants and certificates (a) that the Equipment described herein has been delivered to and inspected and found satisfactory by Lessee and is accepted for lease by Lessee under this Rental Schedule and the Master Lease as incorporated herein by reference, as of the Acceptance Date set forth above; (b) all items of Equipment are new and unused as of the Acceptance Date, except as otherwise specified above; (c) the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof; (d) Lessor has furnished, and Lessee has reviewed and hereby approves of the terms of, Lessor's purchase order, purchase contract, or other instrument evidencing Lessor's purchase of the Equipment, including any manufacturer or vendor warranties contained therein; and (e) unless otherwise specified above, the Equipment is not a fixture or accession to any real or personal property including any other property owned by Lessor.

5. ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

     This Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease. To the extent any of the terms and conditions set forth in this Rental Schedule conflict with or are inconsistent with the Master Lease, this Rental Schedule shall govern and control. No amendment, modification or waiver of this Rental Schedule or the Master Lease will be effective unless evidenced by a writing signed by the party to be charged.

              RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A-32
                                   PAGE THREE

     This Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Rental Schedule and Acceptance Certificate to be executed and delivered by their duly authorized representatives as of the date first above written.

AMERICAN FINANCE GROUP                  GENERAL MOTORS CORPORATION
Lessor                                  Lessee

By: /s/ [ILLEGIBLE]                     By: /s/ [ILLEGIBLE]
    ---------------------------             -----------------------------

Title: Vice President                   Title: Buyer
      -------------------------               ---------------------------

                                        By: /s/ [ILLEGIBLE]
                                            -----------------------------

                                               Director, Supplier
                                        Title: Development/Purchasing
                                              ---------------------------

COUNTERPART NO. 1 OF 3 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

3562i

                           GENERAL MOTORS CORPORATION
                        EXHIBIT 1 TO RENTAL SCHEDULE A-32
                                 CASUALTY VALUES

                    (Stated as Percentage of Equipment Cost)

   AFTER                                         AFTER
  PRIMARY                                       PRIMARY
   TERM                  CASUALTY                 TERM                 CASUALTY
 PAYMENT NO.               VALUE               PAYMENT NO.               VALUE
 -----------               -----               -----------               -----
 Prior to 1               120.00
       1                  119.24                      31                 90.85
       2                  118.47                      32                 89.68
       3                  117.69                      33                 88.51
       4                  116.90                      34                 87.31
       5                  116.10                      35                 86.10
       6                  115.29                      36                 84.87
       7                  114.46                      37                 83.63
       8                  113.63                      38                 82.37
       9                  112.78                      39                 81.09
      10                  111.92                      40                 79.79
      11                  111.05                      41                 78.48
      12                  110.17                      42                 77.14
      13                  109.27                      43                 75.79
      14                  108.36                      44                 74.42
      15                  107.44                      45                 73.04
      16                  106.51                      46                 71.63
      17                  105.56                      47                 70.20
      18                  104.60                      48                 68.76
      19                  103.63                      49                 67.29
      20                  102.64                      50                 65.81
      21                  101.64                      51                 64.31
      22                  100.63                      52                 62.78
      23                   99.60                      53                 61.23
      24                   98.56                      54                 59.67
      25                   97.50                      55                 58.08
      26                   96.43                      56                 56.47
      27                   95.34                      57                 54.84
      28                   94.24                      58                 53.18
      29                   93.13                      59                 51.51
      30                   91.99                      60                 50.00

LLR80D                                                   4/06/92 10:18:09 PAGE 1

                             AMERICAN FINANCE GROUP

                        SCHEDULE B EQUIPMENT DESCRIPTION

             RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: A-32

LESSEE: GENERAL MOTORS CORPORATION

LESSOR: AMERICAN FINANCE GROUP

                                                                                       ACCEPTANCE
EQUIPMENT COST   SERIAL NUMBER   YEAR MANUFACTURER    MODEL         TYPE               DATE    STREET             CITY      ST ZIP
------------------------------------------------------------------------------------------------------------------------------------
       19,913.00 650384                CLARKE         620090        SWEEPER/SCRUBBER   3/26/92 3667 SCHOOLCRAFT   LIVONIA   MI 48150
        2,674.06 HR-48505-2-01         YUASA-EXIDE    LH3-18-1000B  CHARGER            3/26/92 3667 SCHOOLCRAFT   LIVONIA   MI 48150
        1,618.00 HR-48505-1-01         YUASA-EXIDE    18-E95-13     BATTERY            3/26/92 3667 SCHOOLCRAFT   LIVONIA   MI 48150
----------------
      $24,205.00 TOTAL EQUIPMENT COST


   RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A-33 (the "Rental Schedule")
                           DATED AS OF MARCH 31, 1992
         TO MASTER LEASE AGREEMENT NO. 9002MIG399 (the "Master Lease")
                           DATED AS OF APRIL 17, 1990

LESSOR                                  LESSEE

AMERICAN FINANCE GROUP                  GENERAL MOTORS CORPORATION
EXCHANGE PLACE                          6060 WEST BRISTOL ROAD
BOSTON, MA 02109                        FLINT, MI 48554-2720

1. LEASE TERM, PAYMENT DATES.

     This Rental Schedule, between Lessor and Lessee incorporates by reference the terms and conditions of the Master Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Lease Term and at the Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Master Lease. Lessee shall also pay to Lessor a fee in the amount indicated on the attached Schedule A under the heading "Documentation Fee" as reimbursement for fees owed by Lessor relating to Uniform Commercial Code Financing Statements to be filed in connection with the acquisition of the Equipment. Such fees shall be due and payable on the Payment Commencement Date.

2. BASIC RENT.

     Interim Term Basic Rent is computed by multiplying the Total Equipment Cost by the Per Diem Lease Rate set forth on the attached Schedule A and multiplying the product by the number of days in the Interim Term. Primary Term Basic Rent is computed by multiplying the Total Equipment Cost by the Periodic Lease Rate set forth on the attached Schedule A.

3. SPECIAL RETURN CONDITIONS.

In furtherance, and not in limitation of, the use, maintenance and return conditions for the equipment set forth in Section 11 of the Master Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Master Lease and in compliance with the following special return conditions:

     1.   When loaded to its rated capacity, each Unit shall:

          (a)  Start under its own power and idle without water or fuel leaks.

          (b) Move through its normal speed ranges in both forward and reverse, in normal operating manner.

          (c)  Steer normally right and left in both forward and reverse.

              RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A-33
                                    PAGE TWO

          (d) Be able to stop with its service brakes within a safe distance, in both forward and reverse.

          (e) Lift, lower, and tilt normally with and without a load a minimum of three (3) times. Carriage, lift chains and channel assembly shall be in working condition, normal wear and tear excepted.

          (f) Electric trucks, if purchased with batteries, must be returned with batteries that are capable of sustaining a charge that will permit use of the equipment based on GMSPO average application for a given Unit for a four (4) hour shift.

     2. Each Unit's attachment(s), if any, shall perform all of its required functions, and each Unit's horn, parking brake, and lights shall be operational.

     3. Each tire for each Unit shall have at least twenty-five percent (25%) remaining tread.

     4. Each Unit shall be complete with all originally-installed parts and pieces or suitable substitutes therefor.

4. ACCEPTANCE CERTIFICATE.

     Lessee hereby represents, warrants and certifies (a) that the Equipment described herein has been delivered to and inspected and found satisfactory by Lessee and is accepted for lease by Lessee under this Rental Schedule and the Master Lease as incorporated herein by reference, as of the Acceptance Date set forth above; (b) all items of Equipment are new and unused as of the Acceptance Date, except as otherwise specified above; (c) the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof; (d) Lessor has furnished, and Lessee has reviewed and hereby approves of the terms of, Lessor's purchase order, purchase contract, or other instrument evidencing Lessor's purchase of the Equipment, including any manufacturer or vendor warranties contained therein; and (e) unless otherwise specified above, the Equipment is not a fixture or accession to any real or personal property including any other property owned by Lessor.

5. ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

     This Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease. To the extent any of the terms and conditions set forth in this Rental Schedule conflict with or are inconsistent with the Master Lease, this Rental Schedule shall govern and control. No amendment, modification or waiver of this Rental Schedule or the Master Lease will be effective unless evidenced by a writing signed by the party to be charged.

              RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A-33
                                   PAGE THREE

     This Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Rental Schedule and Acceptance Certificate to be executed and delivered by their duly authorized representatives as of the date first above written.

AMERICAN FINANCE GROUP                  GENERAL MOTORS CORPORATION
Lessor                                  Lessee


By: /s/ [ILLEGIBLE]                     By: /s/ [ILLEGIBLE]
    ---------------------------             -----------------------------

Title: Vice President                   Title: Buyer
      -------------------------               ---------------------------

                                        By: /s/ [ILLEGIBLE]
                                            -----------------------------

                                               Director, Supplier
                                        Title: Development/Purchasing
                                              ---------------------------

COUNTERPART NO. 2 OF 3 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

3581i

LLR70D                                                   4/08/92 11:05:23 PAGE 1
                             AMERICAN FINANCE GROUP

                     Schedule A - Rental Schedule Economics

LESSEE: GENERAL MOTORS CORPORATION
LESSOR: AMERICAN FINANCE GROUP
RENTAL SCHEDULE:                                                 A-33
LEASE TERM (months):                                                          60
PRIMARY START DATE:                                                    4/01/1992
LEASE EXPIRATION DATE:                                                 3/31/1997
PAYMENT FREQUENCY:                                                       MONTHLY
ADVANCE/ARREARS:                                                         ADVANCE
LEASE RATE:                                                             .0170000
PER DIEM LEASE RATE:                                                    .0005667
PERIODIC RENT:                                                         $1,362.87
NUMBER OF PAYMENTS:                                                          060
TOTAL INTERIM RENT:                                                      $698.53
PAYMENT COMMENCEMENT DATE:                                             4/01/1992
TOTAL EQUIPMENT COST:                                                 $80,169.00
DOCUMENTATION FEE:                                                        $46.00
                                                                     -----------

/s/ [ILLEGIBLE]      LESSEE INITIALS
---------------------

/s/ [ILLEGIBLE]      LESSOR INITIALS
---------------------

LLR80D                                                   4/08/92 11:05:29 PAGE 1

                             AMERICAN FINANCE GROUP

                        Schedule B Equipment Description

             RENTAL SCHEDULE NO ACCEPTANCE CERTIFICATE NUMBER: A-33

LESSEE: GENERAL MOTORS CORPORATION

LESSOR: AMERICAN FINANCE GROUP

                                                                                    ACCEPTANCE
EQUIPMENT COST  SERIAL NUMBER  YEAR MANUFACTURER   MODEL        TYPE                DATE      STREET               CITY     ST ZIP
------------------------------------------------------------------------------------------------------------------------------------
      9,226.00  1A116607        CROWN             20WBTL-130   WALKIE PALLET TRUCK  3/20/92  4400 W MOUNT HOPE RD  LANSING  MI 48917
      1,414.00  HR-47299-1-01   YUASA-EXIDE       12-EB50-13   BATTERY              3/20/92  4400 W MOUNT HOPE RD  LANSING  MI 48917
        707.00  HR-47299-2-01   YUASA-EXIDE       EBC-12-40    CHARGER              3/20/92  4400 W MOUNT HOPE RD  LANSING  MI 48917
     14,684.00  1A116166        CROWN             300MTL-150   STOCK PICKER         3/16/92  3667 SCHOOLCRAFT      LIVONIA  MI 48150
     14,684.00  1A116151        CROWN             306P36TL-150 STOCK PICKER         3/16/92  3667 SCHOOLCRAFT      LIVONIA  MI 48150
     14,684.00  1A116126        CROWN             306P36TL-150 STOCK PICKER         3/16/92  3667 SCHOOLCRAFT      LIVONIA  MI 48150
     14,684.00  1A116146        CROWN             30PUTL-150   STOCK PICKER         3/16/92  3667 SCHOOLCRAFT      LIVONIA  MI 48150
      1,068.00  HR-47304-1-01   YUASA-EXIDE       12-E95-13    BATTERY              3/16/92  3667 SCHOOLCRAFT      LIVONIA  MI 48150
      1,048.00  HR-47304-1-02   YUASA-EXIDE       12-E95-13    BATTERY              3/16/92  3667 SCHOOLCRAFT      LIVONIA  MI 48150
      1,068.00  HR-47304-1-03   YUASA-EXIDE       12-E95-13    BATTERY              3/16/92  3667 SCHOOLCRAFT      LIVONIA  MI 48150
      1,048.00  HR-47304-1-04   YUASA-EXIDE       12-E95-13    BATTERY              3/16/92  3667 SCHOOLCRAFT      LIVONIA  MI 48150
      4,651.00                  REDELIVERY CHARGE              REDELIVERY CHARGE    3/16/92  3667 SCHOOLCRAFT      LIVONIA  MI 48150
      1,163.00                  REDELIVERY CHARGE              REDELIVERY CHARGE    3/20/92  4400 W MOUNT HOPE RD  LANSING  MI 48917
----------
    $80,169.00  TOTAL EQUIPMENT COST

                           GENERAL MOTORS CORPORATION
                        EXHIBIT 1 TO RENTAL SCHEDULE A-33
                                 CASUALTY VALUES

                    (Stated as Percentage of Equipment Cost)

   AFTER                                         AFTER
  PRIMARY                                       PRIMARY
   TERM                  CASUALTY                 TERM                 CASUALTY
 PAYMENT NO.               VALUE               PAYMENT NO.               VALUE
 -----------               -----               -----------               -----
 Prior to 1               120.00
       1                  119.24                      31                  90.85
       2                  118.47                      32                  89.68
       3                  117.69                      33                  88.51
       4                  116.90                      34                  87.31
       5                  116.10                      35                  86.10
       6                  115.29                      36                  84.87
       7                  114.46                      37                  83.63
       8                  113.63                      38                  82.37
       9                  112.78                      39                  81.09
      10                  111.92                      40                  79.79
      11                  111.05                      41                  78.48
      12                  110.17                      42                  77.14
      13                  109.27                      43                  75.79
      14                  108.36                      44                  74.42
      15                  107.44                      45                  73.04
      16                  106.51                      46                  71.63
      17                  105.56                      47                  70.20
      18                  104.60                      48                  68.76
      19                  103.63                      49                  67.29
      20                  102.64                      50                  65.81
      21                  101.64                      51                  64.31
      22                  100.63                      52                  62.78
      23                   99.60                      53                  61.23
      24                   98.56                      54                  59.67
      25                   97.50                      55                  58.08
      26                   96.43                      56                  56.47
      27                   95.34                      57                  54.84
      28                   94.24                      58                  53.18
      29                   93.13                      59                  51.51
      30                   91.99                      60                  50.00